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                                                                  EXHIBIT 99.A-4
                                                                      Form 8-K

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 5, 1999 by and between TOUCHSTONE SOFTWARE CORPORATION, a Delaware corporation (the "Company"), and the individuals listed on the signature page of this Agreement who, concurrently with the execution hereof, are becoming stockholders of the Company (individually, a "Stockholder," and collectively, the "Stockholders").

         A. The Company and the Stockholders have entered into an Agreement and Plan of Acquisition dated as of March 5, 1999 (the "Acquisition Agreement"), pursuant to which the Stockholders, who currently own all of the issued and outstanding capital stock of Unicore Software, Inc., a Massachusetts corporation ("Unicore"), have agreed to sell to the Company all of the issued and outstanding capital stock of Unicore for a specified amount of cash and 3,350,000 shares (the "Shares") of the Company's Common Stock, $.001 par value (the "Common Stock").

         B. The execution and delivery of this Agreement by the Company are conditions to the obligation of the Stockholders to consummate the transactions contemplated by the Acquisition Agreement. Accordingly, the Company deems it necessary and advisable and in the best interests of the Company and its stockholders to enter into this Agreement with the Stockholders.

         C. As a material inducement and consideration to the Stockholders to enter into and perform their respective obligations under the Acquisition Agreement, the Company has agreed to enter into and execute this Agreement on the terms and subject to the conditions set forth below.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements of the parties contained herein, the Company hereby grants to each of the Stockholders certain rights with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares acquired by the Stockholders pursuant to the Acquisition Agreement, on the following terms and subject to the following conditions:

         1. (a) If, at any time after the acquisition of the Shares by the Stockholders, the Company shall determine to register under the Securities Act any shares of its Common Stock to be offered for cash by it or others, including registrations relating to proposed public offerings of securities of the Company, the Company will (i) promptly give written notice of its intention to file such registration statement to the Stockholders and (ii) subject to the provisions of subparagraphs (b) through (d) below, include among the shares covered by the registration statement such portion of the Shares as shall be specified in a written request given to the Company by one or more of the Stockholders within 30 days after the date on which the Company gave such written notice.

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                  (b) Upon receipt of any written request described in
subparagraph 1(a) above, but subject to the provisions hereof and of subparagraphs 1(c) and (d) below, the Company shall use its best efforts within reason to effect the registration, qualification or compliance under the Securities Act and under other applicable federal law and any applicable securities or "blue sky" laws of jurisdictions within the United States of the Shares specified in the request(s) (the Stockholders, and any other holders of the Company's Common Stock who are entitled to request that any shares of the Company's Common Stock held by them be included in any such registration, are herein individually called a "Selling Stockholder" and collectively, the "Selling Stockholders"); provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not so qualified or to take any action that would subject it to tax or the service of process (other than process in connection with such registration) in any jurisdiction where it is not subject thereto, nor shall the Company be required to include the Shares among the securities covered by the registration statement if (i) the requests of the Selling Stockholders cover, in the aggregate, less than 5% of the then outstanding shares of the Company's Common Stock; or (ii) the Board of Directors of the Company determines in good faith that including shares of Common Stock held by any Selling Stockholder among the securities covered by the registration statement would have a materially detrimental effect on the offering and would therefore not be in the best interests of the Company.

                  (c) The Company shall have priority over any and all of the Selling Stockholders with respect to the inclusion of shares in any such registration, and in no event shall the Company be required to reduce or limit the number of newly to be issued shares of its Common Stock to be covered by any registration statement for the purpose of permitting the Shares of any Selling Stockholder to be included in the registration.

                  (d) The Company alone shall determine and control all decisions concerning any registration of the Company's securities which might give rise to the registration rights granted herein, including any registration in which Shares of any Selling Stockholder are to be included. The Company's exclusive right to make decisions shall include, without limitation, the decision as to whether to use underwriters, the selection of underwriters and arrangements therewith, the size, timing and other terms of any offering, the provisions of the registration statements and prospectuses and all supplements and amendments thereto, the selection of accountants and attorneys for the Company, and the states in which the sale of shares shall occur and be registered or qualified for sale.

                  If the offering registered by the Company is to be underwritten, the Company shall enter into and perform its obligations under an underwriting agreement in usual and customary form, and each Selling Stockholder shall sell all shares of the Company's Common Stock included in the registration statement to or through the underwriter or underwriters selected by the Company on the same terms and conditions provided in any underwriting agreement entered into therewith by the Company, and shall


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complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Notwithstanding anything to the contrary hereunder, if the underwriter or underwriters selected by the Company reasonably determine that all or any portion of the shares of Common Stock held by the Selling Stockholders should not be included in the registration statement, the determination of the underwriter or underwriters shall be conclusive; provided, however, that if such underwriter or underwriters determine that some but not all of the shares of Common Stock of the Selling Stockholders shall be included in the registration statement, the number of shares owned by each Selling Stockholder to be included in the registration statement will be proportionately reduced in accordance with their respective aggregate holdings of the Company's Common Stock.

         2. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Shares under the Securities Act, the Company shall:

                  (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become and remain effective under the Securities Act as provided herein;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Shares covered by such registration statement; provided, however, that in the case of any registered distribution which is not underwritten on a firm commitment basis, then the Company shall not be required to file a post-effective amendment or supplement the prospectus more than 180 days after the effective date of the registration statement;

                  (c) furnish to each Stockholder (and any other person participating in the registration as a Selling Stockholder) such number of copies of the prospectus contained in the registration statement filed under the Securities Act (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as the Selling Stockholders may reasonably request in order to facilitate the disposition of the Company's Common Stock held by them which is covered by the registration statement; and

                  (d) notify each Stockholder (and any other person participating in the registration as a Selling Stockholder), at any time when a prospectus is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus in the registration statement, as then in effect, includes an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and prepare and furnish to them any


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reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         3. The Company shall bear all costs and expenses relating to or incurred by it in connection with any registration ("Registration Expenses") in which any Stockholder participates pursuant hereto, including without limitation all registration and filing fees, printing expense, fees and disbursements of counsel and independent accountants for the Company and fees and expenses incident to compliance with state securities or "blue sky" laws, but specifically excluding any fees and disbursements of counsel, accountants or other professionals engaged by any Stockholder. Each Stockholder participating in such registration shall be responsible for and bear any underwriters' discounts and commissions properly allocable to the Shares included in a registration statement at the request of a Stockholder hereunder.

         4. (a) The Company shall indemnify and hold harmless, to the extent permitted by law, each Stockholder participating in any registration effected by the Company pursuant to any provision of this Agreement against any actions, losses, claims, damages, liabilities and expenses (including legal fees and other expenses reasonably incurred in the investigation and defense thereof) resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact in any registration statement, prospectus, offering circular or other document filed in connection with any such registration, and against any violation by the Company of the Securities Act or any state securities or "blue sky" law, or any rule or regulation under any of them, applicable to the Company in connection with such registration, unless and to the extent that any such actions, claims, losses, damages, liabilities or expenses arise out of or are based upon any of the written information specifically provided by the Stockholder for use in such registration statement, prospectus, offering circular or other document pursuant to subparagraph 4(b) below.

                  (b) In connection with any registration in which any of the Stockholders is participating, each such Stockholder shall furnish to the Company such information in writing regarding the Stockholder as the Company reasonably requests for inclusion in the registration statement, prospectus, offering circular and other documents filed in connection therewith, and shall state that such information is provided specifically for use in the registration statement, prospectus, offering circular or other documents. Each such Stockholder shall also indemnify and hold harmless, to the extent permitted by law, the Company, and its directors and officers, and each underwriter of the offering, if any (in a manner reasonably satisfactory in form and substance to such underwriter), and each person who controls the Company or each such underwriter (within the meaning of the Securities Act), against any actions, losses, claims, damages, liabilities, and expenses (including legal and other expenses reasonably incurred in the investigation and defense thereof) resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any such documents or any supplement or amendment thereto, and against any violation by the Company of the


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Securities Act or any state securities or "blue sky" law, or any rule or regulation under any of them, applicable to the Company in connection with such registration, or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in reliance on and in conformity with the written information furnished to the Company by such Stockholder specifically for use in any such documents; provided that the indemnity contained in this Section 4(b) shall not apply to amounts paid in settlement of any such actions, losses, claims, damages, liabilities and expenses if such settlement is effected without the consent of the Stockholder, unless the consent of such Stockholder is unreasonably withheld, and provided, further, that in no event shall any indemnity under this Section 4(b) exceed the proceeds from the registration received by the Stockholder

         Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any governmental action), such indemnified party shall, is a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnified party and the indemnifying party(s); provided, however, that an indemnified party shall retain the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party(s), if representation of such indemnified party by the counsel retained by the indemnifying party(s) would be inappropriate due to actual or potential differing interests between such indemnified party and any other party(s) represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.

         5. With a view to making available to each Stockholder the benefits of certain rules and regulations of the Commission which may permit the sale of the Shares to the public without registration under the Securities Act, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are defined in the Commission's Rule 144 or any similar or analogous rule promulgated under the Securities Act, for so long as the Company's Common Stock continues to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                  (b) File with the Commission, in a timely manner, all reports and other documents required to be filed by the Company under the Exchange Act; and


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                  (c) So long as any Stockholder owns any Shares, furnish to such Stockholder forthwith upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) any such other reports and documents which have publicly been made available by the Company as the Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any of the Shares without registration under the Securities Act.


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         6. (a) Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

                  (c) This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware. Should any provision of this Agreement be rendered void, invalid or unenforceable by any court for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other provisions of this Agreement.

                  (d) All notices, requests or demands and other communications hereunder must be in writing and shall be deemed to have been duly made if personally delivered or mailed, postage prepaid, to the parties as follows:

         If to the Company, to:                  Ronald Maas
                                                 TouchStone Software Corporation
                                                 2124 Main Street
                                                 Huntington Beach, CA 92648

         If to any Stockholder, in care of:      Pierre Narath
                                                 c/o Unicore Software, Inc.
                                                 1538 Turnpike Street
                                                 North Andover, MA 01845

                  Any party hereto may change its address by written notice to the other party given in accordance with this subparagraph 5(d).

                  (e) This Agreement, together with the Acquisition Agreement and the other exhibits attached thereto, contain the entire agreement between the parties and supersede all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by all parties hereto.


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                  (f) The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

                  (g) In the event of any litigation between the parties hereto, the non-prevailing party(s) shall pay the reasonable expenses, including the attorneys' fees, of the prevailing party(s) in connection therewith.

                  (h) This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                                                       "The Company"

                                            TOUCHSTONE SOFTWARE CORPORATION

                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                                         "Stockholders"

                                                   -----------------------------
                                                   Pierre A. Narath


                                                   -----------------------------
                                                   Jason Raza



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